0 NASDAQ: BOFI November 2016 BOFI HOLDING, INC. Investor Presentation

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2016. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward- looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

2 Fiscal 2017 First Quarter Highlights Compared with Fiscal 2016 First Quarter 6,260 7,855 0 2,000 4,000 6,000 8,000 10,000 Q1 2016 Q1 2017 $ Millions Asset Growth 25.5% 25.5 28.9 0 10 20 30 40 Q1 2016 Q1 2017 $ Millions Net Income 13.3% 4,755 6,324 0 2,000 4,000 6,000 8,000 Q1 2016 Q1 2017 $ Millions Deposit Growth 33.0% 0.40 0.45 0.00 0.10 0.20 0.30 0.40 0.50 Q1 2016 Q1 2017 $ Diluted EPS Diluted EPS 12.5% Return on Equity = 16.59% Return on Assets = 1.53%

3 Fiscal 2016 Highlights Compared with Fiscal 2015 5,824 7,601 0 2,000 4,000 6,000 8,000 FY 2015 FY 2016 $ Millions Asset Growth 30.5% 82.7 119.3 0 50 100 150 FY 2015 FY 2016 $ Millions Net Income 44.3% 4,452 6,044 0 2,000 4,000 6,000 8,000 FY 2015 FY 2016 $ Millions Deposit Growth 35.8% 1.34 1.85 0 1 1 2 2 FY 2015 FY 2016 Diluted EPS Diluted EPS 38.1% Return on Equity = 19.43% Return on Assets = 1.75%

4 Diluted EPS and Return on Equity Have Been Consistently Strong Despite Significant Increase in Tier 1 Capital Ratios Return On Average Equity (FY) Diluted EPS (FY) 1.85 1.35 0.97 0.75 0.61 0.47 0.0 0.5 1.0 1.5 2.0 2014 $ per share 2013 2011 2012 2016 32% CAGR 2015 19.43 18.3417.8917.57 16.95 15.17 0 5 10 15 20 2014% 2013 2011 2012 2016 2015 Tier 1 leverage ratio 8.0% 8.6% 8.6% 8.7% 9.6% 9.1% Book value per share $3.42 $3.95 $4.79 $6.33 $8.51 $10.73

5 Diverse Lending Business Lending Single family Commercial Real Estate C&I Lending Consumer Small business Gain-on-sale Mortgage Banking Jumbo Multifamily Small Balance Commercial Lender Finance ABL Warehouse Lending Factoring Bank Loans Auto Overdraft Lines Large Balance Commercial/Specialty Real Estate H&R Block Franchise Lending Unsecured Lending Pilot to be launched in January 2017

6 Loan Portfolio1 100% = $6,606 Million SF – Residential 60% C&I 8% C&I – SF Lender Finance 5% CRE/Home Equity/Consumer and Other 4% Multifamily 21% Factoring 2% 1. Gross loans and leases before premiums, discounts and allowances Loan Diversity – September 30, 2016

7 Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Net Loan Portfolio – End of Last Five Quarters ($ in Thousands) Multifamily Single family 52% 52% 52% 54% 55% 57% 57% 58% 58% 58% Average Loan to Value $5,225,319 $5,645,272 $6,034,700 $6,354,679 $6,605,747 $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017

8 Loan Pipeline Remains Strong FY 2017 Q1 $1,105 $135 $970 $113 $180 $132 $545 0 200 400 600 800 1,000 1,200 Total Single Family Warehouse $M Jumbo Single Family Agency Single Family Commercial & Industral Lending Multifamily / Small Balance Commercial Primary Pipeline

9 0.6 0.7 1.0 2.3 3.3 3.6 0.7 1.1 0.7 1.0 1.4 0 1 2 3 4 5 Loan Origination Growth 69.2% 53.2% 42.0% 42.2% • Organic growth in existing business lines o Multifamily geographic expansion o Agency and jumbo mortgage channel expansion o Small Balance Commercial Real Estate expansion o Large Balance Commercial / Specialty Real Estate expansion • Additional C&I verticals/product expansion • Retail auto lending launch • Consumer unsecured installment lending launch Annual growth rate Fiscal Year Loan Originations Future Plans 43.3% 5-yr CAGR 0.2 2.1 1.4 0.8 4.3 5.0 3.0 $ Billions 2011 2012 2013 2014 2015 2016 Loans for investment Loans for sale 15.6%

10 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% 44% Checking and other demand deposits 34% Savings Time deposits 17% June 30, 2013 September 30, 2016 Checking Growth (6/2013-09/2016) = 615% Savings Growth (6/2013-09/2016) = 239% 100% of Deposits = $2.1 billion 100% of Deposits = $6.3 billion 5% Savings – IRA

11 314 1,420 2,486 3,067 3,162 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 3,000 3,300 Business Deposits by Account Type* Business Banking Deposits ($MM) Q4 13 Q4 14 Q4 15 Q4 16 Percent (%) Q1 17 Our Business Banking Vertical has Fueled our Deposit Growth while Generating Significant Fee Income 64% 25% 11% Checking and other demand deposits Time Deposits Savings & MMDA * As of quarter end 9/30/16

12 BofI Customer Base and Deposit Volume is Well Distributed Throughout the United States BofI Deposits Have National Reach With Customers in Every State Average Deposit Balance Number of Accounts

13 BofI Customers are Highly Engaged Engagement Low Activity High Activity Attributes Low Activity User Basic User Engaged Elite Engaged Engagement Score (0-100) 0s 0 < S < 30 30 ≤ S < 60 ≥ 60 Average Lifetime Balance $100 $4000 $6,000 $50,000 Average # of Services Used - < 5 7 10 Average # of POS - < 1 10 25 % of Total Population 22% 15% 41% 23% % of Total Balance 0% 6% 24% 70% Retention Moderate Moderate High High Customer Engagement Results Note: Study conducted on Rewards Checking customers 64% of Population or 94% of Balance are Overall High Engagement

14 Core Deposit Growth Was Sufficiently Strong To Grow Overall Deposits While Changing The Deposit Mix Deposit Growth Future Plans • Enhanced digital marketing automation integrated to outbound sales group • Products and technology integration targeted to specific industry groups • Create differentiated consumer and business banking platform • Enhanced focus on customer service and user experience • Leverage existing and create new distribution partnerships to reduce acquisition cost and leverage external brands 4,451,917 3,041,536 2,091,999 1,615,088 1,340,325 6,044,051 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 $ Thousands 2016 35.2% 5-yr CAGR 2015 2014 2013 2012 2011 % CDs1 74% 57% 50% 26% 18% % Borrowings1 23% 23% 23% 22% 14% 17% 12% 1 as a % of total liabilities

Over the Last Five Years, BofI Has Successfully Started New Products, Added Distribution Channels, and Completed Acquisitions

	2010	2011	2012	2013	2014	2015	2016	2017
New product	• Agency mortgage • Structured settlement	• Business banking • Lottery	• Warehouse Lending	• Treasury/ cash manage-ment • C&I • Prepaid • Agency Servicing retention	• Small balance CRE	• Auto	• HRB franchising lending	• Retail Auto • Refund Advance (H&R Block)
Distribution/ channel	• Costco • Retail agency mortgage	• BofI advisor	• Netbank • Retail Structured settlement	• UFB Direct • Bank X • IRA	• Virtus	• Wholesale agency		• H&R Block retail stores
M&A				• Principal Bank	• Union Federal	• H&R Block Bank	• Equipment leasing	

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16 Universal Digital Bank Consumer Platform Cross-sell Product Development (In-House Apps) Personalization & Segmentation App Store Management • Robo-advisor • Trusts • Third party services/payments • Third-party lending • Auto • IRA • Mortgage • Personal loan • Real-time retention • Next-best action • Transaction mining • Personalized alerts Consumer Online Banking Platform

17 Advanced Data Analytics Provides Key Insights Into Customer Engagement, Profitability, and Retention to Enhance Customer Lifetime Throughout the Bank Customer Segmentation Methodology to Understand Usage & Behavior Profitability Analysis at the Individual Customer Level Streamlined Acquisition Process via Lookalike Modeling & Sales Efficiencies Retention & Attrition Drivers to Boost Long-Term Customer Engagement Key Learnings Framework for Data Analysis

18 We are Also Leveraging Our API Stack to Integrate Our Consumer Enrollment Platform into H&R Block’s Tax Software H&R Block Overview Key Steps for Tax Season 2017 • Approximately 10,000 U.S branches • Files 1 in every 7 U.S. tax returns • 19.7 million U.S. tax returns per year • 83% of customers receive a refund • 35% franchise-owned • Approximately 2,400 employees • 55 million visits per year on HRB website • Social media − 28,600 Twitter Followers − 463,000 Facebook fans − 1.7 Million views on YouTube • Accelerate cross-selling strategies on new and existing IRAs • Full integration of IRAs into H&R Block’s tax agency software (backend enrollment fully connected) • IRA offer on HRB website and datamining on HRB database

19 Omni Channel Approach for BofI’s 2017 Digital Marketing Strategy Digital personas for personalized interactions Introduced BI reporting tool for analytics Enhanced branding, messaging and positioning Social employee engagement Multi-dimensional analysis by geography, customer type, product, media, traffic source Organizational commitment to user experience Infrastructure Personalization & Data Brand & Content Business Process Analytical strategy Paid, Social & Mobile strategy User Experience DIGITAL STRATEGY Marketing automation implementation

20 Bank of Internet Website Upgrade Visual Design Research Combined with Improved UI/UX - Usability Backend Performance • Redesigned Bank Of Internet USA website awarded Best-In-Class Website by Interactive Media Awards (IMA) in 2016 • The result has been a significant increase in the organic traffic to the site

21 Consumer Unsecured • On-line loan application • Lead integration via API’s with lead aggregators • Loan amounts between $5,000 and $35,000 • Terms between 36 and 60 months • Anticipated average credit score between 710 and 725 • Healthy Origination Fees and Interest Rates Website and Product

22 We ask more questions and interact with the applicant. While speed is important, it is not the sole driver to our platform. Customer experience is essential, but so is making solid credit decisions. We have lower cost of funds and origination costs. We will price our loans properly for the risk that we are taking, even if it means a slower growth path. What makes BofI different compared to other lenders? Foundation of the model built on Credit, Capacity, Character and Conditions.

23 Bank Provides Appropriate Resources to Manage Credit and Compliance Risk Department FTEs June 30, 2013 June 30, 2014 June 30, 2015 June 30, 2016 Credit and Quality Control 27 41 57 65 Risk, Internal Asset Review, Compliance, Audit and BSA 16 26 35 44

24 Monitoring & Management Oversight: Core Products • Loan reviews at least quarterly • Project updates at least quarterly • Updated financials at least annually • Site visits & inspections for development projects • Portfolio level monitoring with individual loan reviews completed on an exception basis (i.e. delinquency, FICO/LTV degradation). • FICO pulled twice a year • Updated AVMs twice a year • Super jumbo loans receive complete annual loan review, including updated credit report • Pledged assets receive refreshed CLTV rations on a semiannual basis • Portfolio-level review performed quarterly • Risk based annual loan review process, with 4 levels depending on financial performance & risk triggers • Updated financials at least annually • FICO pulled twice a year • Updated AVMs twice a year • Updated credit report and property inspections requested based on risk triggers • Classified loans receive quarterly review • Portfolio-level review performed quarterly • Stress testing performed twice a year • Loan reviews at least quarterly • Updated financials at least quarterly • Borrowing base / custodial reports at least monthly • Continuous collateral analytics, with quarterly validation List is a sampling and is not meant to be comprehensive Single Family Residential Income Property Lending C&I - Bridge C&I – Lender Finance

25 0.02 0.22 0 1 (%) BofI Banks $1-10 bn Total Net Charge-Offs Annualized 1 Loans in non-accrual to total loans1 0.49 1.04 0 1 2 (%) BofI Bank $1-10 bn 1. As reported in FDIC SDI report at 06/30/16. Total charge-offs annualized for BofI reflects only net charge-offs and does not include write-downs arising from transfers of loans to held-for-sale accounts. Total of 505 institutions included in the $1-$10 billion group. Best-in-Class Loan Quality

26 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

27 Greg Garrabrants, President and CEO Andy Micheletti, EVP/CFO investors@bofi.com www.bofiholding.com Johnny Lai, VP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@bofi.com Contact Information